First Northwest Bancorp

Investor Presentation

Second Quarter 2021

September 2021

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing $1.8 billion asset, community bank headquartered in Port Angeles, Washington*
- First Fed is a Washington state-chartered savings bank, founded in 1923
- Six Branches in Clallam and Jefferson Counties, two in Kitsap County, three in Whatcom County. One branch and a Lending Center in King County**
- Full-service community bank offering consumer, mortgage and commercial solutions leveraging digital delivery channels in our emerging and legacy markets

* All data as of June 30, 2021, unless otherwise specified

** Bellevue branch acquired from Sterling Savings Bank on July 26, 2021

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

First Fed Mission Statement

Market Expansion

- Opened first King County branch on July 26, 2021 after the acquisition of the Bellevue, Washington branch of Sterling Bank and Trust of Southfield, Michigan, adding $65.4 million in deposit accounts.
- Executed lease to relocate Commercial and Mortgage Lending and Admin Center from Downtown Seattle to Downtown Bellevue.
- Relocated Fairhaven, Washington Branch to central location in town.
- Opened new branch location in Ferndale, Washington. Hired Branch Manager with over 30 years' experience in this market.

Brand Refresh

First Federal ⇨ First Fed

Primary Reasons for Our Name Change:

1. Familiar: Our customers and employees already call us "First Fed."
2. Findable: Our website is ourfirstfed.com and social media is "ourfirstfed." So, it is easier for people to find us online by searching "first fed."
3. Differentiator: Our new name helps us stand out from all the other First Federals in the U.S.
4. Shorter: Fits better online, on signs, on swag, everywhere.

Current Strategic Initiatives

1 Investment in Technology

- Deposit Account Opening (Terafina)
- Mortgage Production (Blend/Ellie Mae)
- Digital Consumer Lending (Meridian Link)
- Small Business Lending (Sageworks)
- Digital Marketing Program (Salesforce)
- Construction Lending (Built)
- Data/API Platform (MuleSoft)
- FP&A Software (Adaptive Insights)

2 Launch of quin

- Joint Venture launched in early 2021
- Version 1 of product will go live in Q3 2021
- Custom Built Mobile App designed by quin employees formerly from Simple, Acorns, Cross River, Quovo and Vetter
- quin will be launched nationally and focuses on financial wellness and lifestyle protection for Millennials and Gen Z
- Revenue will come from quarterly subscription fee and interchange

3 Marketplace Lending

- Focus on leveraging our charter, credit and compliance capabilities and low cost of capital
- In due diligence with two companies
- Fee income and interest income potential
- Water Station Partnership to finance equipment loans for individuals looking for tax relief and cash flow
- Reviewing other partnership opportunities

4 Fintech Partners

- Primary focus is on payments levering our compliance capabilities and access to payment rails
- Will consider adding low-cost deposit gathering strategies in the future
- In discussions with technology partners to enhance existing payment capabilities to move toward same day (real time) payments
- Performing due diligence on two payment related fintechs which would utilize and pay for First Fed payment rails

Fintech Joint Venture

quin

- Quin Ventures is a joint venture partnership between FNWB and Peace of Mind, Inc. – a combined effort by a community bank and a financial technology company
- The purpose of quin is to deliver digital-first financial services to improve the financial wellbeing of a younger, less financially stable customer base
- quin will leverage its expertise in data analytics to acquire customers, provide personalized service and a delightful customer experience
- Company incentives through venture are closely aligned with our Fintech Partner

Vision: Empowering dreams through financial peace of mind.

- Lifestyle Protection during times of stress
- Payment Capabilities through *VISA®*
- Assurance that the things that are important to you continue to get paid, even during difficult times
- Opportunity to extend terms for purchases (Buy now, pay later)
- Build and enhance credit profile

Substantial Growth While Enhancing Asset Mix


BOLI $29,607
2%
Other
$37,282
3%
Cash
$28,822
2%
Investments
$288,041
23%
Q2 2019
Total Assets:
$1,258M
Loans, Net
ALLL
$873,958
70%


BOLI $37,482
2%
Other
$41,165
3%
Cash
$49,588
3%
Investments
$364,273
25%
Q2 2020
Total Assets:
$1,479M
Loans, Net
ALLL
$986,351
67%


BOLI $38,839
2%
Other
$50,990
3%
Cash
$80,722
4%
Investments
$370,500
21%
Q2 2021
Total Assets:
$1,787M
Loans, Net
ALLL
$1,246,340
70%

Source: Company documents; Financial data as of June 30, 2021

Securities Portfolio


Corp ABS
1%
Corp Debt
14%
MBS
35%
US Govt ABS
10%
SBA
5%
Munis
35%

Investment Portfolio Characteristics as of June 30, 2021

- Book Value: $363.7 Million
- Market Value $370.4 Million
- Effective Duration: 5.64 years
- Average Life: 6.59 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $28.0M
  - Aa1/AA+ $8.6M
  - Aa2/AA- $57.1M
  - Aa3/AA- $30.0M
  - A1/A+ $2.2M
  - A2/A $4.7M
- 100% available-for-sale securities

Source: Company documents; Financial data as of June 30, 2021

Building Revenue



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2019Q2
2020Q2
2021Q2
$9,676
$10,113
$13,649
Net Interest Income



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2019Q2
2020Q2
2021Q2
$457
$407
$588
$142
$1,829
$934
Interchange Income
Mortgage Revenue



Net Interest Income 87.2%
Non-interest Income 12.8%
Q2 2019
Net Interest Income 71.1%
Non-interest Income 28.9%
Q2 2020
Net Interest Income 77.9%
Non-interest Income 22.1%
Q2 2021

Total Operating Revenue: $11.1M

Total Operating Revenue: $14.2M

Total Operating Revenue: $17.5M

Source: Company documents; Financial data as of June 30, 2021

2Q21 Financial Highlights

- Second quarter net income was $3.0 million, compared to $3.1 million in the preceding quarter and $2.0 million in the same quarter one year ago. Diluted earnings per share was $0.32, compared to $0.34 per share in the preceding quarter and $0.21 per share in the second quarter a year ago.
- Provision for loan losses was $300,000 in the second quarter, compared to $500,000 in the first quarter of 2021, and $1.5 million in the second quarter of 2020, reflecting consistent strong credit quality.
- Loans receivable increased 7.8% to $1.25 billion at June 30, 2021, compared to $1.16 billion at March 31, 2021, and increased 26.4% compared to $986.4 million a year ago, primarily due to growth in commercial real estate, construction and consumer loan portfolios.
- Deposits increased nominally during the quarter and increased 23.2% from one year prior, to $1.44 billion at June 30, 2021, due to successful organic and wholesale deposit-gathering strategies, including significant growth in noninterest-bearing deposits, which increased 49.4% in the last twelve months. Brokered deposit balances decreased $12 million from March 31, 2021. The cost of total deposits for the second quarter decreased to 0.23% from 0.27% for first quarter 2021 and 0.72% in the second quarter of 2020.
- Gain on sale of mortgage loans was $921,000 for the second quarter compared to $1.3 million in the previous quarter and $2.0 million in the second quarter of 2020, reflecting a slowdown in refinance activity due to higher rates and lack of inventory available for sale.
- During the second quarter, the Company repurchased 18,142 shares of common stock at an average price of $17.06 per share for a total of $310,000, leaving 853,888 shares remaining under the 2020 Stock Repurchase Plan approved in October 2020.

First Northwest Bancorp

Measurable Improved Profitability

Trailing Twelve Month Net Income ($000)



5,118
4,708
8,342
7,577
13,462
2017 TTM Q2
2018 TTM Q2
2019 TTM Q2
2020 TTM Q2
2021 TTM Q2

Trailing Twelve Month ROAA (%)



0.48
0.40
0.67
0.59
0.84
2017 TTM Q2
2018 TTM Q2
2019 TTM Q2
2020 TTM Q2
2021 TTM Q2

Trailing Twelve Month Efficiency Ratio (%)



80
80
74
78
74
2017 TTM Q2
2018 TTM Q2
2019 TTM Q2
2020 TTM Q2
2021 TTM Q2

Trailing Twelve Month Net Interest Margin (%)



3.16
3.16
3.20
3.12
3.38
2017 TTM Q2
2018 TTM Q2
2019 TTM Q2
2020 TTM Q2
2021 TTM Q2

Source: S&P Global Market Intelligence; Financial data as of June 30, 2021

First Northwest Bancorp

Net Interest Income and Margin


$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.16%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
3.48%
3.34%
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
$ in thousands
Net Interest Income
Net Interest Margin

Source: Company documents; Financial data as of June 30, 2021

Balance Sheet Growth

Total Assets ($M)


CAGR[1]:
12.1%
$1,010
$1,088
$1,203
$1,258
$1,509
$30
$1,787
$46
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

Total Deposits ($M)


CAGR[1]:
14.8%
Loan / Deposit (%)
$723
86%
88%
$824
92%
$893
94%
$933
$1,170
84%
$1,442
86%
96%
94%
92%
90%
88%
86%
84%
82%
80%
78%
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

Total Loans and Leases (%)


Actual (Ex. PPP)
PPP Loans
CAGR[1]:
15.0%
$620
$727
$821
$874
$1,016
$30
$1,246
$46
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

Total Equity ($M)


$190
$178
$173
$176
$176
$189
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

1) CAGR calculated from 2016Y to 2021Y
Source: Company documents; Financial data as of June 30, 2021

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	7	1,012	38.7
2	Sound Financial Bancorp Inc. (WA)	3	437	16.7
3	FS Bancorp Inc. (WA)	2	217	8.3
4	JPMorgan Chase & Co. (NY)	2	212	8.1
5	Wells Fargo & Co. (CA)	1	164	6.3
6	U.S. Bancorp (MN)	2	161	6.2
7	Umpqua Holdings Corp. (OR)	2	142	5.4
8	KeyCorp (OH)	2	120	4.6
9	Olympic Bancorp Inc. (WA)	2	94	3.6
10	Washington Federal Inc. (WA)	1	51	2.0
	Total For Institutions In Market	24	2,615	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	193	23.2
2	FS Bancorp Inc. (WA)	2	166	19.9
3	Olympic Bancorp Inc. (WA)	2	161	19.3
4	JPMorgan Chase & Co. (NY)	1	101	12.2
5	U.S. Bancorp (MN)	2	82	9.8
6	Wells Fargo & Co. (CA)	1	67	8.1
7	Sound Financial Bancorp Inc. (WA)	1	62	7.5
	Total For Institutions In Market	10	831	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,352	24.3
2	Bank of America Corporation (NC)	2	678	12.2
3	U.S. Bancorp (MN)	5	563	10.1
4	JPMorgan Chase & Co. (NY)	4	479	8.6
5	Washington Federal Inc. (WA)	5	472	8.5
6	Banner Corp. (WA)	5	432	7.8
7	Wells Fargo & Co. (CA)	2	413	7.4
8	KeyCorp (OH)	4	297	5.3
9	Heritage Financial Corp. (WA)	2	236	4.2
10	Pacific Financial Corp. (WA)	3	233	4.2
11	Umpqua Holdings Corp. (OR)	3	169	3.0
12	First Northwest Bancorp (WA)	2	111	2.0
	Total For Institutions In Market	48	5,567	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,089	23.9
2	Olympic Bancorp Inc. (WA)	11	955	20.9
3	JPMorgan Chase & Co. (NY)	5	679	14.9
4	Wells Fargo & Co. (CA)	5	461	10.1
5	Columbia Banking System Inc. (WA)	6	377	8.3
6	KeyCorp (OH)	5	263	5.8
7	U.S. Bancorp (MN)	4	167	3.7
8	First Northwest Bancorp (WA)	2	157	3.4
9	Liberty Northwest Bncp Inc (WA)	1	148	3.2
10	Timberland Bancorp Inc. (WA)	2	84	1.8
	Total For Institutions In Market	51	4,560	

Note: Deposit data as of June 30, 2021; includes HQ office as branch
Source: FDIC

Strong Core Deposit Composition


Brokered CDs 5%
Non-Int Checking 21%
Retail CDs 13%
Interest Checking 12%
MMDA & Savings 49%

(Dollars in Thousands)

Deposits Type	6/30/2021 Balance	% Total
MMDA & Savings	$696,849	48.3%
Non-Int. Checking	$307,119	21.3%
Retail CDs	$187,837	13.0%
Interest Checking	$175,939	12.2%
Brokered CDs	$73,994	5.1%
Total Deposits	**$1,441,738**	**100.0%**
Core Deposits	**$1,367,744**	94.9%

- Strong deposit base with "sticky" funding – core deposits of $1.4B, which represents 94.9% of total deposits[1]
- 0.23% cost of deposits for the quarter ending 6/30/2021
- Cost of deposits down 49 basis points since 6/30/2020
- Non-interest bearing deposits grew 49% since 6/30/2020

1) Core deposits defined as total deposits less brokered CDs
Source: Company documents; Financial data as of June 30, 2021

First Northwest Bancorp

Loan Portfolio Composition



C&I..PPP 4%
Other Consumer 4%
Auto 9%
1-4 Family 27%
C&D 15%
2021Q2
Gross Loans:
$1,261M
Multi-Family 13%
Commercial Real Estate 25%

(Dollars in Thousands) Loan Type	6/30/2021 Balance	% Total
1-4 Family	$338,702	26.9%
Commercial Real Estate	$319,644	25.3%
Multi-Family	$166,502	13.2%
C&D	$183,685	14.6%
Auto	$117,764	9.3%
C&I	$30,395	2.4%
PPP	$45,600	3.6%
Other Consumer	$53,853	4.3%
Deferred Fees	$4,783	0.4%
Total Loans	**$1,260,928**	**100.0%**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 4.30%
- Speculative construction lending totaled just 2.2% of the portfolio as of June 30, 2021
- Approximate 70.9% NOO / 29.1% OO commercial real estate (excluding Multi-Family) split

Source: Company documents; Financial data as of June 30, 2021

Historically Strong Asset Quality

NPAs / Assets (%)


Texas Ratio
2021Q2: 0.88%
0.30
0.20
0.20
0.10
0.20
0.10
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

NCOs / Avg. Loans (%)


0.00
0.00
0.00
0.00
0.00
0.01
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

Loan Loss Reserve / Total Loans (%)


1.20
1.20
1.10
1.10
1.20
1.20
ALLL/Total Loans (Ex. PPP)
2021Q2: 1.21%
2016Q2
2017Q2
2018Q2
2019Q2
2020Q2
2021Q2

- Growth focused on low-risk asset classes such as Multi-Family
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.06% as of June 30, 2021 - no commercial loans past due

Source: Company documents; Financial data as of June 30, 2021

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of June 30, 2021, the Company had repurchased 169,532 shares of common stock at an average price of $15.99 per share for a total cost of $2.7 million

Loan Loss Reserve / Total Loans (%)

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Current quarterly cash dividend of $0.06 per share


$0.03
$0.03
$0.05
$0.06
2018Q4
2019Q2
2020Q2
2021Q2

Source: Company documents; Financial data as of June 30, 2021

Bank Level Capital Ratios

TCE / TA (%)


13.2
11.9
11.1
11.4
10.1
10.6
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q2

Leverage Ratio (%)


13.4
12.5
11.5
12.2
10.3
10.9
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q2

Tier 1 Capital Ratio (%)


20.9
19.0
18.2
18.7
14.6
14.5
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q2

Total RBC Ratio (%)


20.9
19.1
18.2
18.7
14.6
15.6
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q2

Source: Company documents; Financial data as of June 30, 2021

Capital Metrics

Tangible Book Value Per Share


$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$16.02
$17.07
$17.48
$18.20
$17.86
$18.49
1Q 2020
2Q 2020
3Q 2020
4Q 2020
Q1 2021
Q2 2021

Tangible Common Equity Ratio


13.0%
12.0%
11.0%
10.0%
9.0%
12.0%
11.9%
11.6%
11.3%
10.5%
10.6%
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021

Source: Company documents; Financial data as of June 30, 2021

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2020Q2	2020Q3	2020Q4	2021Q1	2021Q2
Assets ($000)					
Total Cash and Cash Equivalents	49,588	52,079	65,155	99,271	80,722
Available for Sale Securities	364,273	369,111	364,296	393,495	370,500
Other Securities	6,074	5,944	5,977	3,997	5,597
Total Cash & Securities	**419,935**	**427,134**	**435,428**	**496,763**	**456,819**
Gross Loans Held for Investment	998,460	1,074,424	1,155,816	1,170,704	1,260,928
Loan Loss Reserve	(12,109)	(13,007)	(13,847)	(14,265)	(14,588)
Loans Held for Sale	3,111	4,754	3,753	4,037	1,971
Total Net Loans	**989,462**	**1,066,171**	**1,145,722**	**1,160,476**	**1,248,311**
Real Estate Owned and Held for Investment	62	-	-	-	-
Total Servicing Rights	1,098	1,545	2,120	2,309	2,381
Fixed Assets	14,188	14,737	14,785	14,795	16,386
Bank-owned Life Insurance	37,482	38,104	38,353	38,596	38,839
Total Other Assets	16,632	16,979	17,941	23,354	24,655
Total Assets	**1,478,859**	**1,564,670**	**1,654,349**	**1,736,293**	**1,787,391**
Liabilities ($000)					
Non-Interest Bearing	205,597	236,007	274,930	296,232	307,119
Interest Bearing	964,728	1,018,449	1,058,587	1,138,575	1,134,619
Total Deposits	**1,170,325**	**1,254,456**	**1,333,517**	**1,434,807**	**1,441,738**
FHLB Borrowings	112,379	109,150	109,977	50,000	90,000
Subordinated Debt	-	-	-	39,310	39,241
Total Other Liabilities	19,840	20,396	24,472	30,078	27,819
Total Liabilities	**1,302,544**	**1,384,002**	**1,467,966**	**1,554,195**	**1,598,798**
Equity ($000)					
Total Equity	**176,315**	**180,668**	**186,383**	**182,098**	**188,593**
Total Liabilities and Equity	**1,478,859**	**1,564,670**	**1,654,349**	**1,736,293**	**1,787,391**

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarters Ending,				
	2020Q2	2020Q3	2020Q4	2021Q1	2021Q2
Net Interest Income	**10,113**	**11,761**	**12,677**	**13,483**	**13,649**
Provision for Loan Losses	**1,500**	**1,350**	**930**	**500**	**300**
Loan and Deposit Fees	765	868	940	837	1,001
Mortgage Servicing Fees, Net	(172)	148	146	30	13
Net Gain on Sale of Loans	2,001	1,725	2,324	1,337	921
Net Gain on Sale of Investments	661	969	912	0	1,124
Bank-Owned life Insurance, Net	627	622	249	244	242
Other	227	449	67	256	571
Total Noninterest Income	**4,109**	**4,781**	**4,638**	**2,704**	**3,872**
Compensation & Benefits	5,966	6,070	7,193	7,295	8,559
Other	4,316	4,011	4,526	4,799	5,148
Total Noninterest Expense	**10,282**	**10,081**	**11,719**	**12,094**	**13,707**
Net Income before Taxes	**2,440**	**5,111**	**4,666**	**3,593**	**3,514**
Provision for Taxes	464	1,436	850	473	663
Net Income	**1,976**	**3,675**	**3,816**	**3,120**	**2,851**
Net loss attributable to noncontrolling interest	0	0	0	0	145
Net Income Attributable to FNWB	**1,976**	**3,675**	**3,816**	**3,120**	**2,996**

First Northwest Bancorp

Experienced Leadership Team

Name	Title	Years with the Company	Years of Industry Experience
Matthew P. Deines	President, Chief Executive Officer and Director	2	20+
Geri Bullard	Executive VP, Chief Financial Officer	1.5	25+
Kelly Liske	Executive VP, Chief Banking Officer	15	20+
Derek J. Brown	Executive VP, Chief Human Resources and Marketing Officer	6	20+
Christopher J. Riffle	Executive VP, Chief Operating Officer and General Counsel	4	15+
Terry Anderson	Executive VP, Chief Credit Officer	3	25+
Randy Riffle	Executive VP, Chief Lending Officer	1.25	20+
Brett Bies	Senior VP, Chief Information Officer	10	15+
Jennifer Bolton	SVP, Senior Director - Digital Marketing	1	5+

Leadership Team Bios



Matt Deines (age 47)

President and CEO

President and CEO of the Bank since August 2019, and President and CEO of the Company since December 2019. Former EVP/CFO of Liberty Bank and SFBC. Nearly 20 years of banking experience (U of Washington MBA, CPA inactive)



Terry Anderson (age 52)

EVP | Chief Credit Officer

Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank. Over 20 years banking experience (MBA, PCBS Graduate)



Derek Brown (age 50)

EVP | Chief HR & Marketing Officer

Chief HR and Marketing Officer since 2015. Over 20 years of banking experience including as an HR and business leader with Citibank (MBA, PCBS Graduate)



Geri Bullard (age 56)

EVP | Chief Financial Officer

Chief Financial Officer since 2020. Former Bank Examiner with over 25 years of financial experience as CFO and Controller (CPA, PCBS Graduate)

Leadership Team Bios



Kelly Liske (age 45)

EVP | Chief Banking Officer

Chief Banking Officer since 2013. Over 20 years of banking experience, including 15 years with FF (PCBS Graduate)



Chris Riffle (age 46)

EVP | Chief Operating Officer | General Counsel

General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018. More than 13 years

practicing law, and representing First Fed as outside counsel since 2009 (JD, currently attending PCBS)



Randy Riffle (age 45)

EVP | Chief Lending Officer

Chief Lending Officer since 2020. Formerly worked for Key Bank and as EVP/CCO of FFNW. Over 20 years of Community Banking Sales and Credit experience (PCBS Graduate).

Board Comprised of Community Leaders with Diverse Backgrounds

Name	Title	Tenure with the Company
Stephen E. Oliver	Chair of the Board/ Retired - Owner S.E. Oliver, Inc.	20 years
Cindy H. Finnie	Vice Chair of the Board/ Retired Executive from Allstate Insurance	9 years
Sherilyn G. Anderson*	Director / CFO of Betacom, Inc.	1 year
Dana D. Behar	Director / Owner Discovery Bay Investments, LLC	6 years
David A. Blake**	Director / Chief Operations Officer of Blake Sand and Gravel	16 years
Craig A. Curtis	Director / Partner, Director of Emerging Building Technologies at Mithun, Inc.	7 years
Matthew P. Deines	President, Chief Executive Officer and Director	2 years
Norman J. Tonina, Jr.	Director / Former Chair of Fort Worden Public Development Authority	8 years
Jennifer Zacardo	Director / Retired Tax Partner of Baker, Overby and Moore	10 years

* - Financial Expert and Audit Committee Chair
** - Retires from Board effective September 28, 2021

Overview of Risk Management

Risk Management Governance

- Board and Committee Oversight and Reporting at least quarterly
- Tenured General Counsel oversees Governance and Enterprise Risk Management
- General Counsel reports directly to CEO
- Tenured Chief Credit Officer
- Ownership of Individual Risk Categories by Subject Matter Experts
- Independent Internal Audit Department

Key Governance Items

- Succession Planning for Board, CEO and all Executive Vice Presidents
- Related Party Transaction and Insider Loan Tracking
- Audit Findings Tracking and Resolution
- Regulatory Oversight and Exams

Technology and Cybersecurity

- Core Processing Environment: Fiserv Cleartouch
- Innovative Partners for Digital Account Acquisition and Lending
- Secondary Redundant Data Center
- Use of Windows Cloud and Third-Party Hosted Applications
- Security Information and Event Management System
- Critical Third-Party IT Vendors

Key Operational Risk Management Items

- Third Party Risk Management Assessment and Reviews
- Pandemic Preparedness and Response / Business Continuity / Disaster Recovery
- Fraud Management Practices and Analysis
- Legal and Regulatory Compliance

Source: Company documents; Financial data as of June 30, 2021

ESG – Creating Value Beyond Banking

Governance Initiatives

- Appointed our third female director in 2020. Native American Board Member to join in September 2021
- Formalized Diversity, Equity and Inclusion (DEI) Policy to increase diversity and social responsibility companywide
- Formalized Environment, Social, and Governance Policy to establish board-level oversight of ESG initiatives

Environmental Responsibility

- Deploying strategies to reduce and reuse waste in our business practices
- Companywide recycling programs
- Paper waste reduced by approximately 1,800 pounds
- Carbon emissions reduced by over 25,000 pounds
- Water consumption reduced by approximately 32,000 gallons

Workforce Investment

- Initiated an internal DEI team to promote a diverse, equitable, and inclusive work environment for all employees
- Raised companywide minimum wage to $18 per hour
- Committed to emphasis on workforce diversity, with women now representing 41% of senior management team
- Prioritized employee safety and support during the pandemic, including investments and training to allow 88% of our workforce to work remotely . Provided $3.00 per hour increase for hourly employees in March and April 2020, or a one-time $500 bonus for qualifying salaried employees (CEO, EVPs, and SVPs excluded)

Source: Company documents; Financial data as of June 30, 2021

First Northwest Bancorp

Market Footprint

15 locations:

- 8 in Clallam and Jefferson Counties*
- 2 in Kitsap County
- 2 in King County
- 3 in Whatcom County

*Including ITM's


Branches
ITMs
Lending Center

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com